UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2026

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-41655 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 334-7066

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NB	The Nasdaq Stock Market LLC
Warrants, each exercisable for 1.11829212 Common Shares	NIOBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Placement Agency Agreement

On February 24, 2026, NioCorp Developments Ltd. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC to act as the Company’s exclusive placement agent (the “Placement Agent”) to solicit offers to purchase common shares, without par value, of the Company (the “Common Shares”) (or pre-funded warrants (the “Pre-Funded Warrants”) to purchase Common Shares in lieu thereof) in a public offering registered under the Securities Act (as defined below) (the “Offering”). Pursuant to the Placement Agency Agreement, the Company issued and sold (a) 17,400,000 Common Shares at a public offering price of $5.00 per Common Share, less the Placement Agent’s fee of $0.30 per Common Share, and (b) 2,600,000 Pre-Funded Warrants at a public offering price of $4.9999 per Pre-Funded Warrant, less the Placement Agent’s fee of $0.30 per Pre-Funded Warrant. The Offering was conducted on a reasonable “best efforts” basis and closed on February 25, 2026.

Each Pre-Funded Warrant is exercisable for one Common Share at a price per Common Share of $0.0001. The Pre-Funded Warrants may be exercised at any time on or after the date of issuance and do not have an expiration date. The Pre-Funded Warrants contain provisions that prohibit exercise if the holder, together with its affiliates, would beneficially own more than 4.99%, or 9.99% upon notice by the holder, of the number of Common Shares outstanding immediately after giving effect to such exercise. A holder of Pre-Funded Warrants may increase or decrease this percentage to a percentage not in excess of 9.99% by providing notice to the Company, which increase will not be effective until at least 61 days following such notice. Pre-Funded Warrant holders will not have the rights or privileges of a holder of Common Shares with respect to the Common Shares underlying such Pre-Funded Warrants, including any voting rights, until the holder exercises such Pre-Funded Warrants. There is no established trading market for the Pre-Funded Warrants and the Company does not expect a market to develop. In addition, the Company does not intend to apply for the listing of the Pre-Funded Warrants on any national securities exchange or other trading market.

The Placement Agency Agreement contains customary representations, warranties and covenants made by the Company. It also provides customary indemnification by each of the Company and the Placement Agent for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

In addition, pursuant to the terms of the Placement Agency Agreement, the Company’s executive officers and directors entered into lock-up agreements in substantially the form included as an exhibit to the Placement Agency Agreement, providing for a 30-day “lock-up” period with respect to sales of Common Shares and securities that are exchangeable or exercisable for Common Shares, subject to certain exceptions. In addition, subject to certain exceptions, the Company has agreed, (i) for a period of 60 days following the date of the closing of the Offering, not to, and to cause its subsidiaries not to, issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Shares or any securities that are convertible into, or exchangeable or exercisable for, Common Shares and (ii) for a period of 60 days following the date of the closing of the Offering, issue any securities that are subject to a price reset based on the trading prices of our Common Shares or upon a specified or contingent event in the future, or enter into any agreement to issue securities at a future determined price. The foregoing restrictions may be waived by the Placement Agent at its discretion.

The Offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-290837) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (the “SEC”) on October 10, 2025 and became effective upon filing pursuant to Rule 462(e) of the Securities Act, as supplemented by a prospectus supplement, dated February 24, 2026, filed with the SEC on February 25, 2026.

The net proceeds from the Offering were approximately $93.6 million, after deducting the Placement Agent commissions and estimated offering expenses but before giving effect to the exercise of any Pre-Funded Warrants.

The foregoing description of the Placement Agency Agreement is qualified in its entirety by the full text of the Placement Agency Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Pre-Funded Warrants is qualified in its entirety by the full text of the Form of Pre-Funded Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On February 25, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01	Other Events.

The Company is filing herewith the following exhibits to the Registration Statement:

1.	Placement Agency Agreement, dated as of February 24, 2026, by and between NioCorp Developments Ltd. and Maxim Group LLC;
2.	Form of Pre-Funded Warrant;
3.	Opinion and Consent of Blake, Cassels & Graydon LLP; and
4.	Opinion and Consent of Jones Day.
Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1	Placement Agency Agreement, dated as of February 24, 2026, by and between NioCorp Developments Ltd. and Maxim Group LLC
4.1	Form of Pre-Funded Warrant (included in Exhibit 1.1)
5.1	Opinion of Blake, Cassels & Graydon LLP
5.2	Opinion of Jones Day
23.1	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.1)
23.2	Consent of Jones Day (included in Exhibit 5.2)
99.1	Press Release, dated February 25, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: February 25, 2026	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer